UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 13, 2001

                              Agrilink Foods, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              333-70143                        16-0845824
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)


                    90 Linden Oaks, Rochester, New York 14625
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (716) 383-1850







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Item 9.  Regulation FD Disclosure.

On Thursday, September 13, 2001, the information attached to this Report as
Exhibit 99, was mailed to members of Pro-Fac Cooperative, Inc. ("Pro-Fac"). Dennis M. Mullen, President and Chief Executive Officer of Agrilink Foods, Inc. ("Agrilink Foods"), a wholly owned subsidiary of Pro-Fac Cooperative, will present this information to attendees of the Pro-Fac Cooperative regional year-end meetings of its members and to participants of the Agrilink Foods year-end investor conference call. The information contains projections of fiscal 2002 expected operating results for Agrilink Foods.

The projections are "forward-looking statements" within the meaning of section 21E of the Exchange Act and section 27A of the Securities Act. Although management believes its projections are based upon reasonable assumptions, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in these forward-looking statements. These risks include, but are not limited to, strong competition in the food industry, including competitive pricing, the effect of adverse weather conditions on the volume and quality of raw products, interest rate fluctuations, the effectiveness of marketing, shifts in the market demand, and the integration of acquisitions. Please refer to Agrilink Foods' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, the risk factors section of Agrilink Foods' prospectus contained in our most recent registration statement on Form S-4, as well as other reports and information filed by Agrilink Foods with the Securities and Exchange Commission, for more information on factors that could cause actual results to differ.

The investor conference call has been rescheduled to Tuesday, September 18, 2001, at 11:00 a.m. EDT. Investors may listen over the Internet through Investor Broadcast Network's Vcall website. To listen to the conference call, investors access the Agrilink Foods website, http://www.agrilinkfoods.com or http://www.vcall.com. Please access the website at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available after 6:00 p.m. EDT on September 18, 2001 by dialing 1-800-475-6701 in the United States or
(320) 365-3844 outside the United States. The access code is 603105.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 AGRILINK FOODS, INC.





Date: September 13, 2001        BY:  /s/         Earl L. Powers
                                                   EARL L. POWERS,
                                        EXECUTIVE VICE PRESIDENT FINANCE AND
                                               CHIEF FINANCIAL OFFICER
                                         (Principal Financial Officer and
                                           Principal Accounting Officer)


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                                INDEX TO EXHIBITS


Exhibit No.                                       Description

   99                                  Fiscal 2002 Expected Operating Results.